EXHIBIT 10.4
DocuSign, Inc.
[__________] [___], 2023
[First Name Last Name]
Delivered via e-mail
Dear [First Name]:
Reference is made to the letter agreement by and between you DocuSign, Inc. (the “Company”) dated [_______] [__], 2022 (the “First Amendment Letter”). Defined terms used in this amendment letter (this “Second Amendment Letter”), but not defined in this Second Amendment Letter, shall have the meanings ascribed thereto in the First Amendment Letter.
On behalf of the Company’s Board of Directors (the “Board”), I am pleased to extend the Enhanced Severance Period under the First Amendment Letter to December 31, 2023 (instead of June 21, 2023).
For the avoidance of doubt, you remain eligible for the payments and benefits, including vesting acceleration, upon your termination for Good Reason under Section 2 of your Executive Severance and Change in Control Agreement (the “Severance Agreement”).
All other terms and conditions of the Severance Agreement, including but not limited to the payment and other conditions set forth in Section 4 thereof, will continue in full force and effect. Your employment status is and continues to be “at will”. The First Amendment Letter, as amended by this Second Amendment Letter, and this Second Amendment Letter shall automatically terminate on December 31, 2023, after which you shall no longer be eligible to receive the payments and benefits set forth herein and thereunder, but will remain eligible to receive the payments and benefits set forth in the Severance Agreement subject to its terms and conditions.
This Second Amendment Letter may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.
[Signature Page to Second Amendment Letter Follows]

Please sign this Second Amendment Letter below to indicate your acceptance of these terms and return it to me.
Sincerely,

DocuSign, Inc.
________________________________
_______________________________ Date
I have read and understand this Second Amendment Letter and hereby acknowledge, accept and agree to the terms as set forth above and further acknowledge that no other commitments were made to me as part of this Second Amendment Letter except as specifically set forth herein.

Executive
________________________________ [First Name Last Name]
_______________________________ Date

[Signature Page to Second Amendment Letter]
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